Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Stewardship Financial Corporation (the "Company"), certifies that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2005 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 12, 2005                        /s/ Paul Van Ostenbridge
                                              ----------------------------------
                                              Paul Van Ostenbridge
                                              Chief Executive Officer


Dated: August 12, 2005                        /s/ Julie E. Holland
                                              ----------------------------------
                                              Julie E. Holland
                                              Vice President and Treasurer

      This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


                                       30